Income Taxes And Tax Status	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes And Tax Status

9. INCOME TAXES AND TAX STATUS

Our net losses before income taxes for the years ended December 31, 2018 and 2017 are from domestic operations as well as losses from our wholly-owned German subsidiary.  We elected to treat our German subsidiary as a disregarded entity for purposes of income taxes and accordingly, the losses from our German subsidiary has been included in our operating results.

No current or deferred tax provision or benefit was recorded in 2018 or 2017 as a result of current losses and fully deferred tax valuation allowances for all periods.  We have recorded a valuation allowance to state our deferred tax assets at their estimated net realizable value due to the uncertainty related to realization of these assets through future taxable income.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation, the Tax Act. The Tax Act makes broad and complex changes to the U.S. tax code that includes a reduction to the U.S. federal corporate statutory tax rate to 21% effective in 2018.  The Securities and Exchange Commission (“SEC”) staff issued Staff Accounting Bulletin 118 which provides guidance on accounting for the impact of the Tax Act and states that a reasonable estimate of the Tax Act’s effects on our deferred tax balances should be included in our consolidated financial statements.  As of December 31, 2017, our accounting for the income tax effects of the Tax Act was completed and there were no adjustments related to the Tax Act in our reporting period ended December 31, 2018.  The federal corporate tax rate reduction created a reduction to our deferred tax assets and liabilities with a corresponding reduction to our valuation allowance.

A reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 21% and 34% for the years ended December 31, 2018 and 2017, respectively are as follows (in thousands):

	2018	2017
Tax benefit at statutory rate	$(4,382)	$(6,548)
State tax benefit	(897)	(674)
Impact of the Tax Act	-	41,646
Increase (decrease) in valuation allowance	5,304	(34,346)
Research and development credit	(51)	(129)
Other	26	51
	$-	$-

Our deferred tax assets and liabilities relate to the following sources and differences between financial accounting and the tax bases of our assets and liabilities at December 31, 2018 and 2017 (in thousands):

	2018	2017
Gross deferred tax assets:
Net operating loss carry-forward	$84,192	$82,168
Research and development credit	7,879	8,051
Stock compensation	1,027	1,248
Patents and other	1,495	1,427
Contingent payment obligation	2,842	1,409
Inventories	249	-
Fixed assets	25	25
Accrued liabilities	146	49
Deferred rent and lease liabilities	46	20
Charitable contributions	5	7
Deferred revenue	-	5
Capital loss carry-forward	3	3
Warranty reserve	4	2
Bad debt expense	-	1
	97,913	94,415
Less valuation allowance	(97,816)	(94,415)
	97	-
Gross deferred tax liabilities:
Convertible debt	(97)	-
	(97)	-
Net deferred tax asset	$-	$-

Approximately $0.1 million, net of tax effect, of unrecognized tax benefit related to the beneficial conversion feature of convertible debt would be recorded as an adjustment to contributed capital rather than a decrease in earnings, if recognized.

At December 31, 2018, we had cumulative net operating loss (“NOL”) carry-forwards for income tax purposes of $336.4 million, of which $323.5 million is subject to expiration in varying amounts from 2019 to 2036.  At December 31, 2018, we also had research and development tax credit carryforwards of $7.9 million, which expire in varying amounts from 2019 through 2037.

Our ability to benefit from the tax credit carry-forwards could be limited under certain provisions of the Internal Revenue Code if there are ownership changes of more than 50%, as defined by Section 382 of the Internal Revenue Code of 1986 (“Section 382”).  Under Section 382, an ownership change may limit the amount of NOL, capital loss and R&D credit carry-forwards that can be used annually to offset future taxable income and tax, respectively.  In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  We conduct a study annually of our ownership changes.  Based on the results of our studies, we have determined that we do not have any ownership changes on or prior to December 31, 2018 which would result in limitations of our NOL, capital loss or R&D credit carry-forwards under Section 382.

Uncertain Tax Positions

We file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  We have identified our Federal and Florida tax returns as our only major jurisdictions, as defined.  The periods subject to examination for those returns are the 1998 through 2018 tax years.  The following table provides a reconciliation of our unrecognized tax benefits due to uncertain tax positions for the years ended December 31, 2018 and 2017, respectively (in thousands).

	2018	2017
Unrecognized tax benefits – beginning of year	$927	$1,370
Impact of the Tax Act	-	(443)
Unrecognized tax benefits – end of year	$927	$927

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate so long as we maintain a full valuation allowance.

Our policy is that we recognize interest and penalties accrued on any unrecognized tax benefits as a component of our income tax expense.  We do not have any accrued interest or penalties associated with any unrecognized tax benefits.  For the years ended December 31, 2018 and 2017, we did not incur any income tax-related interest income, expense or penalties.